                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /
      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12
                     ANCHOR SERIES TRUST
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
                                       OF
                              ANCHOR SERIES TRUST
                        IMPORTANT NEWS FOR SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of a matter affecting your investment in the Capital Appreciation Portfolio of Anchor Series Trust which requires a shareholder vote. Anchor Series Trust is an underlying investment in your variable annuity contract and/or variable life insurance policy.

                          Q & A: QUESTIONS AND ANSWERS

Q.     WHAT IS HAPPENING?

A. You are being asked to vote on certain fee changes to the advisory and subadvisory arrangement for the Capital
       Appreciation Portfolio (the "Portfolio") of Anchor
       Series Trust (the "Trust").

Q.     WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and a voting instructions card
       -- because you have the right to provide voting instructions on this important proposal concerning your investment in the Portfolio.

Q.     AM I BEING ASKED TO VOTE ON ANYTHING ELSE?

A.     No. There are no other proposals.

Q.     HOW DOES THE TRUST'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees, including those Trustees who are not affiliated with the Trust, recommend that you vote FOR the proposal on the enclosed voting instructions card.
Q.     WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. You have several different ways to provide the Trust with your voting instructions. These ways include mail, touch-tone voting and fax voting. If you need more information on how to vote, or if you have any questions, please call your Trust's information agent, Shareholder
       Communications Corporation, at 1-800-649-1856.

                 YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE
                  ADDITIONAL EXPENSE OF ANOTHER SOLICITATION.

                        THANK YOU FOR RESPONDING TO YOUR
                       VOTING INSTRUCTIONS CARD PROMPTLY.

                         CAPITAL APPRECIATION PORTFOLIO
                                       OF
                              ANCHOR SERIES TRUST
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the Capital Appreciation Portfolio (the "Portfolio") of Anchor Series Trust ("Anchor" or the "Trust") will be held on July 19, 2000 at 10:00 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017 for the purpose of considering the following proposal:

    1. To approve or disapprove with respect to the Portfolio (a) an amendment to the investment advisory and management agreement between the Trust and SAAMCo in order to revise the breakpoints in the advisory fee the Portfolio pays to SAAMCo and (b) an amendment to the subadvisory agreement between SAAMCo and Wellington Management Company, LLP ("Wellington") in order to revise the breakpoints in the subadvisory fee SAAMCo pays to Wellington; and

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Trustees have fixed the close of business on May 19, 2000 as the record date for determining the number of shares outstanding and the contract owners entitled to give voting instructions with respect to the Portfolio.

                                          By Order of the Board of Trustees,

                                          Robert M. Zakem
                                          SECRETARY

June 20, 2000

EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING OF SHAREHOLDERS OF THE PORTFOLIO BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY CALLING AN AGENT OF THE PORTFOLIO OR CONTRACT HOLDERS MAY PROVIDE VOTING INSTRUCTIONS BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE VOTING INSTRUCTIONS CARD.

                                PRELIMINARY COPY
                         CAPITAL APPRECIATION PORTFOLIO
                                       OF
                              ANCHOR SERIES TRUST
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                           JULY 19, 2000, 10:00 A.M.

                            ------------------------

    Anchor Series Trust ("Anchor" or the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and consists of nine separate investment portfolios, including the Capital Appreciation Portfolio (the "Portfolio"). This Proxy Statement relates only to the Portfolio.

    Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Contracts") of Anchor National Life Insurance Company ("Anchor National"), First SunAmerica Life Insurance Company ("First SunAmerica"), AIG Life Insurance Company ("AIG Life"), Phoenix Home Life Mutual Insurance Company ("Phoenix") and Presidential Life Insurance Company ("Presidential"). All shares of the Portfolio are owned by various "Separate Accounts" of the aforementioned life insurance companies (each a "Company" and collectively, the "Companies"). SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") serves as the investment adviser, administrator and manager to the Portfolio. Wellington Management Company, LLP ("Wellington" or the "Subadviser") serves as subadviser to the Portfolio.

    In accordance with applicable law, this Proxy Statement is being mailed, on or about June 20, 2000 on behalf of the Board of Trustees (the "Trustees" or the "Board") of the Trust, to the shareholders of the Portfolio for their use in obtaining voting instructions from contract owners on the proposal to be considered at a special meeting (the "Meeting") of shareholders of the Portfolio scheduled to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York, New York 10017, on July 19, 2000 at 10:00 a.m., Eastern time.

    The Trustees have fixed the close of business on May 19, 2000 as the record date (the "Record Date") for determining the number of shares outstanding and the contract owners entitled to be present at the Meeting and give voting instructions to the Companies with respect to their respective "portion" of shares as of the Record Date.

    The Trust expects that the solicitation of voting instructions from contract owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo, the Companies, or their affiliates, who will not receive any compensation therefor from the Trust. In addition, Shareholders Communications Corporation ("SCC"), a professional proxy solicitation firm, has been engaged to assist in the solicitation of voting instructions. In connection with the solicitation of voting instructions, the Companies will furnish a copy of this Proxy Statement to all contract owners.

    Contract owners may also provide their voting instructions through telephone touch-tone voting or by fax. Touch-tone voting will require contract holders to input twelve digit control number which is located on each voting instructions card. Subsequent to inputting these numbers, contract owners will be prompted to provide their voting instructions on the proposal. Contract owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

    As the Meeting date approaches, certain contract owners may receive a telephone call from a representative of SCC if their voting instructions have not yet been received. Authorization to permit SCC to execute voting instructions may be obtained by telephonically transmitted instructions from contract holders. Voting instructions that are obtained telephonically will be recorded in accordance with procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the contract owner providing the voting instructions is accurately determined and that the voting instructions of the contract owner are accurately determined. The cost of this assistance is expected to be approximately $65,000 and will not be borne by the Trust or the Portfolio.

    In all cases where telephonic voting instructions are solicited, the SCC representative is required to ask for each contract owner's full name, address, social security or taxpayer identification number, title (if the contract owner is authorized to act on behalf of an entity, such as a corporation), and the portion of shares beneficially owned and to confirm that the contract owner has received the Proxy Statement and voting instructions card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposal listed on the voting instructions card, and ask for the contract owner's instructions on the proposal. The SCC representative, although permitted to answer questions about the process, is not permitted to recommend to the contract owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The SCC representative will record the contract owner's instructions on the card. Within 72 hours, SCC will send the contract owner a letter or mailgram to confirm his or her voting instructions and ask the contract owner to call 1-800-649-1856 immediately if his or her instructions are not correctly reflected in the confirmation.

    If the contract holder wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the contract owner may still submit the voting instructions card originally sent with the Proxy Statement or attend in person. Should contract owners require additional information regarding the Proxy Statement or replacement voting instructions cards, they may contact SCC toll-free at 1-800-649-1856. Voting instructions executed by contract owners may be revoked by (i) a written instrument received by the Secretary of the Portfolio at any time before they are exercised;
(ii) delivery of a later-dated proxy or (iii) by attendance at the Meeting and voting in person.

    The following table sets forth the share ownership of the Portfolio as of the Record Date:

             CAPITAL APPRECIATION PORTFOLIO OF ANCHOR SERIES TRUST

                        NUMBER OF SHARES    NUMBER OF SHARES
                           (%) HELD BY         (%) HELD BY      NUMBER OF SHARES    NUMBER OF SHARES    NUMBER OF SHARES
    TOTAL NUMBER        SEPARATE ACCOUNTS   SEPARATE ACCOUNTS      (%) HELD BY         (%) HELD BY         (%) HELD BY
      OF SHARES             OF ANCHOR           OF FIRST        SEPARATE ACCOUNTS   SEPARATE ACCOUNTS   SEPARATE ACCOUNTS
     OUTSTANDING            NATIONAL           SUNAMERICA          OF AIG LIFE       OF PRESIDENTIAL       OF PHOENIX
---------------------   -----------------   -----------------   -----------------   -----------------   -----------------
                         35,261,221.51       902,098.729          9,619.964          14,893.149           99,375.26
                           (97.17%)            (2.49%)             (0.03%)             (0.04%)             (0.27%)
  36,287,208.64

    There were no persons who, as of the Record Date, were known to the Trust to have allocated contributions under Contracts beneficially owned by such person, such that, upon the pass through of voting rights by a Company, they would have the right to give voting instructions with respect to more than 5% of the outstanding shares of the Portfolio. To the knowledge of management, Trustees and the executive officers of the Trust, both individually and as a group, owned less than 1% of the outstanding shares of the Trust and the Portfolio as of the Record Date.

    Each Company, as the holder of record shares of the Portfolio, is required to "pass through" to its contract owners the right to vote shares of the Portfolio. The Trust expects that each Company will vote 100% of the shares of the Portfolio held by its respective Separate Account(s). The Companies will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the Proposals. Unmarked voting instructions from contract owners will be voted in favor of the Proposal. Each Company, as record shareholder of the Portfolio, may adjourn the Meeting to the extent permitted by law, if necessary to obtain additional voting instructions from contract owners. The costs of preparing and distributing to contract owners additional proxy materials, if required in connection with any adjournment will be borne by the Subadviser or affiliates of the Subadviser.

    Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio. "Majority" for this purpose means more than 50% of the outstanding shares of the Portfolio.

    All information in the Proxy Statement about Wellington has been provided by Wellington. All information in the Proxy Statement about SAAMCo has been provided by SAAMCo. All information in the Proxy Statement about each of the Companies has been provided by each respective Company.

    The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.
                            ------------------------

                 APPROVAL OR DISAPPROVAL OF (A) AN AMENDMENT TO
                THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
             BETWEEN THE TRUST AND THE ADVISER AND (B) AN AMENDMENT
                      TO THE SUBADVISORY AGREEMENT BETWEEN
                           THE ADVISER AND WELLINGTON

                                 PROPOSAL NO. 1

INTRODUCTION

    The Board of Trustees of the Trust is submitting for approval by the shareholders of the Portfolio (a) an amendment to the investment advisory and management agreement between the Trust, on behalf of the Portfolio, and the Adviser (the "Amended Advisory Agreement") that is substantially the same as the current investment advisory and management agreement between the Trust, on behalf of the Portfolio, and the Adviser except for a revision in the breakpoints in the fee payable by the Portfolio to the Adviser (the "Advisory Fee Amendment"), and (b) an amendment to the subadvisory agreement between the Adviser and Wellington (the "Amended Subadvisory Agreement") that is substantially the same as the current subadvisory agreement between the Adviser and Wellington except for a revision in the breakpoints in the fee payable by the Adviser to Wellington (the "Subadvisory Fee Amendment" and together with the Advisory Fee Amendment, the ("Amendments")).

    Copies of the Form of Amended Advisory Agreement and Form of Amended Subadvisory Agreement are annexed hereto as Exhibits A and B, respectively. If approved by shareholders, the Amendments will take effect as soon as practicable. The Amendments are part of the same Proposal and will not be voted on separately by shareholders.

    As part of SAAMCo's oversight responsibilities pursuant to its investment advisory and management agreement with the Trust, SAAMCo evaluates the Portfolio's performance in comparison to similar mutual funds and other market information, and oversees the continued performance of the Subadviser. SAAMCo also makes recommendations to the Trustees as to the appropriate fees to be paid to the Subadviser to the Trust. At a May 18, 2000 meeting of the Board of Trustees of the Trust, the Board, including the Trustees who are not "interested persons" of the Trust, SAAMCo or Wellington (the "Disinterested Trustees"), unanimously approved, subject to shareholder approval, a subadvisory fee increase for Wellington with respect to the Portfolio, and a corresponding increase in the advisory fee payable to SAAMCo so that the amount of advisory fee retained by SAAMCo would not be reduced to fund the Wellington increase.

    In determining to approve the Amendments, the Trustees considered that the Portfolio has produced first quartile returns for each of the one -, three -, five - and ten-year periods as measured against similar funds, that the rates currently charged by Wellington and SAAMCo for subadvisory and advisory services are lower than the average subadvisory and advisory rates charged to other funds with a similar investment objective to the Portfolio, the high quality of investment subadvisory services rendered by Wellington, the recognition achieved and awards won by the Portfolio while under Wellington's management, the importance of retaining a successful subadviser and that the proposed increase would still result in a subadvisory rate that would be lower than the average subadvisory rate charged to other funds with a similar investment objective to the Portfolio. The Trustees also considered that although the proposed advisory fee increase would result in an advisory fee rate above the average advisory rate charged to other funds with a similar investment objective to the Portfolio, the Portfolio's total fund expense rate would still remain well below the average charged to other funds with similar investment objectives. The Trustees also considered that Wellington had requested such a fee increase and that the fee increase reflects the rate agreed upon in arm's length bargaining between the Adviser and Wellington. The Trustees also considered that the benefits of the increase will predominantly inure to Wellington and not to SAAMCo as SAAMCo will not retain any material additional fees; rather practically the entire fee increase will be directed to Wellington.

RECOMMENDATION OF THE BOARD OF TRUSTEES

    Based upon the considerations set forth above, the Board of Trustees, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of the Portfolio and its shareholders to approve the Amendments, and to recommend approval of the Amendments by shareholders.

PROPOSED AND CURRENT ADVISORY AND SUBADVISORY FEES

    The following chart contains the proposed advisory fee to be payable by the Portfolio to the Adviser pursuant to the Advisory Fee Amendment and the proposed subadvisory fee to be payable by the Adviser to Wellington pursuant to the Subadvisory Fee Amendment should shareholders approve the Amendments. In addition, the chart contains the fees payable under the current investment advisory and management and subadvisory agreements as currently in effect. Fees are expressed as annual percentage rates of the average net assets of the Portfolio.

PROPOSED ADVISORY FEE TO THE ADVISER        CURRENT ADVISORY FEE TO THE ADVISER
0.750% on first $50 million                 0.750% on first $100 million
0.725% on next $50 million                  0.675% on next $150 million
0.700% thereafter                           0.625% on next $250 million
                                            0.600% thereafter

PROPOSED SUBADVISORY FEE TO WELLINGTON      CURRENT SUBADVISORY FEE TO WELLINGTON
0.375% on first $50 million                 0.375% on first $50 million
0.275% on next $100 million                 0.275% on next $100 million
0.250% thereafter                           0.200% on next $350 million
                                            0.150% thereafter

    The following table contains the Portfolio's current fees and expenses that you may pay if you buy and hold shares of the Portfolio as compared to the fees and expenses on a pro forma basis that you may pay if you buy and hold shares of the Portfolio taking into account the Amendments.

                              PRO FORMA FEE TABLE

                                                     CURRENT FEES   PRO FORMA FEES
                                                     ------------   --------------
ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Portfolio assets)
Management Fees....................................      0.63%           0.70%
Other Expenses.....................................      0.04%           0.04%
Total Annual Fund Operating Expenses...............      0.67%           0.74%

EXAMPLE

    THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO CURRENTLY WITH THE COST OF INVESTING IN THE PORTFOLIO TAKING INTO ACCOUNT THE AMENDMENTS.

    THIS EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                --------   --------   --------   --------
Current.......................................    $68        $214       $373       $835
Pro Forma.....................................    $76        $237       $411       $918

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. THE ABOVE TABLE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES, INCLUDING SALES LOAD.

    For the fiscal year ended December 31, 1999, the Portfolio paid SAAMCo an advisory fee of $8,167,469 (an effective annual rate of .63%), of which SAAMCo paid a subadvisory fee of $2,373,117 to Wellington (an effective annual fee rate of .18%). Had the rates pursuant to the Amendments been in effect during the fiscal year ended December 31, 1999, the Portfolio would have paid SAAMCo an advisory fee of $9,187,047 (an effective annual rate of 70%), of which SAAMCo would have paid a subadvisory fee of $3,355,195 to Wellington (an effective annual fee rate of .26%). This amount represents an increase of $1,019,578 (or approximately 12.48%) over such fees actually paid. Practically the entire fee increase ($982,078 of $1,019,578) would have been paid to Wellington; accordingly, the Adviser will not significantly benefit from the change in fee rates.

INFORMATION ABOUT THE ADVISER

    SAAMCO. SAAMCo, which was organized as a Delaware corporation in 1982, is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization. AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related-activities and financial services in the United States and abroad. As of May 31, 2000 SAAMCo managed, advised and/or administered more than $28 billion of assets. The address of SAAMCo is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The principal business address of AIG is 70 Pine Street, New York, New York 10270. SAAMCo is the investment adviser to other investment companies having similar investment objectives to the Portfolio as indicated in Exhibit C.

    The following chart lists the principal executive officers and directors of SAAMCo and their principal occupations, if different from their position(s) with
SAAMCo:

                                                  POSITION WITH SAAMCO
                                       AND PRINCIPAL OCCUPATION, IF DIFFERENT FROM
NAME                                             POSITION(S) WITH SAAMCO
----                                   -------------------------------------------
Peter A. Harbeck                       President, Director and Chief Executive
                                       Officer
J. Steven Neamtz                       Executive Vice President

                                                  POSITION WITH SAAMCO
                                       AND PRINCIPAL OCCUPATION, IF DIFFERENT FROM
NAME                                             POSITION(S) WITH SAAMCO
----                                   -------------------------------------------
Vorise Midgette                        Senior Vice President
Suzanne P. Onyskow                     Senior Vice President
Debbie P. Potash-Turner                Senior Vice President and Chief Financial
                                       Officer
Peter C. Sutton                        Senior Vice President
Jay S. Wintrob                         Director, SAAMCo; Vice Chairman and
                                       Director of SunAmerica, Inc.; Executive
                                       Vice President and Director of Anchor
                                       National and First SunAmerica
Robert M. Zakem                        Senior Vice President and General Counsel

    The business address of each of the above listed persons other than Mr. Wintrob is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. The business address of Mr. Wintrob is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. In addition, Mr. Harbeck also serves as Trustee and President of the Trust; Mr. Sutton serves as Treasurer of the Trust; and Mr. Zakem serves as Secretary and Chief Compliance Officer of the Trust.

INFORMATION ABOUT THE SUBADVISER

    The Subadviser of the Portfolio is Wellington, a Massachusetts limited liability partnership. The principal offices of Wellington are located at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of March 31, 2000, Wellington had discretionary management authority with respect to approximately $246 billion of assets. Wellington is managed by active partners. Wellington is the investment adviser to other investment companies having a similar objective to the Portfolio as indicated in Exhibit D.

    The names, positions with Wellington and principal occupations of the persons who are its principal executive officers and its managing and general partners are as shown below.

    The following individuals were managing partners of Wellington as of March 31, 2000: Laurie A. Gabriel, Duncan M. McFarland, and John Ryan.

    The following individuals were general partners and Senior Vice Presidents of Wellington as of March 31, 2000: Kenneth L. Abrams, Nicholas C. Adams, Rand
L. Alexander, Deborah L. Allinson, James H. Averill, Karl E. Bandtel, Mark J. Beckwith, Marie-Claude Bernal, William N. Booth, Paul Braverman, Robert A. Bruno, Maryann E. Carroll, Pamela Dippel, Robert L. Evans, Lisa Finkel, Charles
T. Freeman, Laurie A. Gabriel, John H. Gooch, Nicholas P. Greville, Paul J. Hamel, Lucius T. Hill, III, Paul D. Kaplan, John C. Keogh, George C. Lodge, Jr., Nancy T. Lukitsh, Mark T. Lynch, Christine S. Manfredi, Patrick J. McCloskey, Earl E. McEvoy, Duncan M. McFarland, Paul M. Mecray III, Matthew E. Megagrel, James N. Mordy, Diane C. Nordin, Stephen T. O'Brien, Edward P. Owens, Saul J. Pannell, Thomas L. Pappas, Jonathon M. Payson, Stephen M. Pazuk, Phillip H. Perelmuter, Robert D. Rands, Eugene E. Record, Jr., James A. Rullo, John R. Ryan, Joseph H. Schwartz, Theodore Shasta, David W. Scudder, Binkley C. Shorts, Trond Skramstad, Catherine A. Smith, Stephen A. Soderberg, Eric Stromquist,

Brendan J. Swords, Harriert T. Taggart, Perry M. Traquina, Gene R. Tremblay, Mary Anne Tynan, Clare Villari, Ernst J. von Metzsch, James L. Walters, Kim Williams and Frank V. Wisneski.

    Robert D. Rands has served as the portfolio manager for the Portfolio since its inception in 1987.

    Each of the above listed persons can be contacted through the principal offices of Wellington, at 75 State Street, Boston, Massachusetts 02109.

INFORMATION ABOUT THE AMENDED ADVISORY AGREEMENT

    As stated above, the Form of Amended Advisory Agreement is annexed to this Proxy Statement as Exhibit A. Except for the increase in fees payable to SAAMCo with respect to the Portfolio, as described above, the Amended Advisory Agreement is identical in all material respects to the existing investment management and advisory agreement, and provides that SAAMCo shall manage the affairs of the Portfolio, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties include continuously providing the Portfolio with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Portfolio and making purchases and sales of securities on behalf of the Portfolio. In performing such duties, SAAMCo shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Portfolio and such executive and other personnel as shall be necessary for the operations of the Portfolio,
(ii) be responsible for the financial and accounting records required to be maintained by the Portfolio (including those maintained by the Trust's custodian), (iii) oversee the performance of services provided to the Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any. Under the Amended Advisory Agreement, SAAMCo shall not be required to pay any other expenses of the Portfolio, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SAAMCo, Wellington or their affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, costs of calculating net asset value, and miscellaneous expenses.

    The Portfolio pays its actual expenses for custodian services and a portion of the custodian's costs determined by the ratio of Portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio of the Trust. With respect to audit or legal fees clearly attributable to one Portfolio of the Trust, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

    The Amended Advisory Agreement provides that as compensation for its services, SAAMCo will receive a fee from the Portfolio, computed daily and payable monthly, based on the net assets of the Portfolio.

    Under the terms of the Amended Advisory Agreement, SAAMCo, and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with it shall not be liable to the Portfolio, or to any other person, for any act or omission by it or for any losses sustained by the

Portfolio or any other person, except as specified in the 1940 Act or in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligation or duty thereunder.

    If approved by the shareholders, the Amended Advisory Agreement will continue in effect for a period of two years, and from year to year thereafter as to the Portfolio for so long as such renewal is specifically approved at least annually by (i) the vote of a majority of the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, and (ii) the vote of a majority of the Disinterested Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Amended Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Amended Advisory Agreement. The Amended Advisory Agreement also provides for automatic termination upon assignment.

    The current advisory agreement, which is dated as of January 1, 1999, was last submitted to the Trustees for their consideration on October 20, 1998, and was submitted to shareholders of the Portfolio for approval at a meeting held on December 30, 1998.

INFORMATION ABOUT THE AMENDED SUBADVISORY AGREEMENT

    As stated above, the Form of Amended Subadvisory Agreement is annexed to this Proxy Statement as Exhibit B. Except for the increase in the fees payable by SAAMCo to Wellington as described above, the Amended Subadvisory Agreement is identical in all material respects to the Portfolio's existing subadvisory agreement, and provides that Wellington will manage the investment and reinvestment of the assets of the Portfolio, subject to the policies of the Board and oversight and review of SAAMCo, which pays Wellington's fees.

    Under the terms of the Amended Subadvisory Agreement, Wellington, and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with it, will not be liable to the Portfolio or its shareholders for any act or omission connected with the services rendered under the Amended Subadvisory Agreement, except as specified in the 1940 Act and except where the act or omission results from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations thereunder.

    If approved by the shareholders, the Amended Subadvisory Agreement will continue in effect for a period of two years, and from year to year thereafter as to the Portfolio for so long as such renewal is specifically approved at least annually by (i) the vote of a majority of the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Disinterested Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Amended Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Amended Advisory Agreement of the Portfolio. The Amended Subadvisory Agreements may be terminated by the Trust, the Adviser or the Subadviser upon the specified written notice contained in the Amended Subadvisory Agreement.

    The current subadvisory agreement, which is dated as of January 1, 1999, was last submitted to the Trustees for their consideration on October 28, 1998, and was submitted to shareholders of the Portfolio for approval at a meeting held on December 30, 1998.

BROKERAGE COMMISSIONS

    For the fiscal year ended December 31, 1999, the Portfolio paid $1,327,347 in aggregate brokerage commissions, none of which was paid to affiliated broker-dealers.

               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1
                            ------------------------

OTHER MATTERS

    The Trustees know of no matters to be presented at the Meeting other than that specified in the attached Notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

GENERAL INFORMATION

SHAREHOLDER PROPOSALS AND SHAREHOLDER MEETINGS

    Notwithstanding the approval or disapproval of the Proposal described above, as in the past, the Board does not intend to hold annual meetings of shareholders of the Trust. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of the Trust, such proposal must be received by the Trust a reasonable time before the solicitation is to be made. The Board will call meetings of shareholders as may be required under the 1940 Act (such as to approve a new investment advisory agreement for the Trust) or as they may determine in their discretion. The Board will call a meeting of shareholders to elect additional Trustees if more than 50% of the Trustees were not elected by shareholders. The Trust's Declaration of Trust requires the Board to call a meeting of shareholders of the Trust when requested to do so, in writing, by shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights of the Trust. Such request need specify the purpose for the meeting. Pursuant to Section 16(c) of the 1940 Act, a meeting requested exclusively for the stated purpose of removing a Trustee shall be called when requested in writing by shareholders holding in the aggregate not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO CONTRACT OWNERS OF THE TRUST. COPIES OF SUCH REPORTS MAY BE OBTAINED BY CONTACTING THE TRUST IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-445-7862.

    CONTRACT OWNERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY CALLING AN AGENT OF THE TRUST OR CONTRACT HOLDERS MAY PROVIDE VOTING INSTRUCTIONS BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE VOTING INSTRUCTIONS CARD.

                                          Board of Trustees,
                                          Anchor Series Trust

June 20, 2000

EXHIBIT LIST

EXHIBIT A         --         Form of Amended Subadvisory Agreement Between the Portfolio
                               and SAAMCo

EXHIBIT B         --         Form of Amended Subadvisory Agreement Between SAAMCo and
                               Wellington

EXHIBIT C         --         Other Mutual Funds Advised by SAAMCo with a Similar
                               Investment Objective to the Portfolio

EXHIBIT D         --         Other Mutual Funds Advised by Wellington with a Similar
                               Investment Objective to the Portfolio

                                   EXHIBIT A

      FORM OF AMENDED ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND SAAMCO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of between ANCHOR SERIES TRUST, a Massachusetts business trust (the "Trust") and SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser" or "SAAMCo").

    In consideration of the mutual agreements herein made, the parties hereto agree as follows:

    1. THE TRUST'S PORTFOLIOS. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the "Portfolios"). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.

    2. DUTIES OF THE ADVISER. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser's management shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust's custodian), (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any. The Trust acknowledges that the Adviser also acts as the manager of other investment companies; (iv) together with the assistance of affiliates, (a) evaluate the subadviser, if any, and advise the Trustees of the subadviser(s) which the Adviser believes is/are best suited to invest the assets of each Portfolio, (b) monitor and evaluate the investment performance of each subadviser employed by the Trust, (c) allocate the portion of each Portfolios' assets to be managed by each subadviser; and (d) shall recommend changes of or the addition of subadvisers when appropriate.

    The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees as required by the Act. The Adviser may, as it deems necessary or appropriate from time to time, (i) terminate a subadvisory arrangement with respect to a Portfolio, or a component of the assets thereof, and engage a new subadviser for such Portfolio, or component thereof, or (ii) amend the agreement between itself and a subadviser, without obtaining shareholder approval in either case; PROVIDED, HOWEVER, that any such new subadvisory arrangement or amendment to an existing arrangement be approved by the Trustees in the manner required by either Act or order of the Securities and Exchange Commission exempting the Adviser and the Trust from the provisions of Section 15(a) of the Act relating to the engagement of subadvisers for the Portfolios. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.

    3. EXPENSES. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premium dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

    4. COMPENSATION. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the amounts set forth in Schedule A attached hereto calculated in accordance with the average daily net assets of the indicated Portfolio.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), the Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In addition, from time to time the Adviser may waive fees or reimburse expenses with respect to a Portfolio in order that its expense ratio not exceed a specified amount as set forth in the Portfolio's prospectus. In the event any amounts are so waived or contributed by the Adviser to the Trust, the Trust agrees to reimburse the Adviser, within a two-year period after such waiver, any expenses waived, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

    The Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    (b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

    5. PURCHASE AND SALE OF SECURITIES. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

    Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

    6. TERM OF AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

    7. TERMINATION. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

    8. REPORTS. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

    9. RECORDS. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as to constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio's investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.

    The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.

    10. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under
Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser's conduct under this Agreement.

    Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

    11. MISCELLANEOUS. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

    The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

    IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                                         ANCHOR SERIES TRUST

                                                         By:
                                                              -----------------------------------------
                                                                           Peter A. Harbeck
                                                                              PRESIDENT

                                                         SUNAMERICA ASSET MANAGEMENT CORP.

                                                         By:
                                                              -----------------------------------------
                                                                           Robert M. Zakem
                                                                      SENIOR VICE PRESIDENT AND
                                                                           GENERAL COUNSEL

                                   SCHEDULE A

                                                                         FEE RATE
                      PORTFOLIO                          (AS A % OF AVERAGE DAILY NET ASSET VALUE)
-----------------------------------------------------    -----------------------------------------
Money Market Portfolio                                   .50% first $150 million
                                                         .475% next $100 million
                                                         .425% thereafter

Government & Quality Bond Portfolio                      .625% first $200 million
                                                         .575% next $300 million
                                                         .50% thereafter

Fixed Income Portfolio                                   .625% first $200 million
                                                         .575% next $300 million
                                                         .50% thereafter

Growth Portfolio                                         .75% first $250 million
                                                         .675% next $250 million
                                                         .60% thereafter

High Yield Portfolio                                     .70% first $250 million
                                                         .575% next $250 million
                                                         .50% thereafter

Strategic Multi-Asset Portfolio                          1.00% first $200 million
                                                         .875% next $300 million
                                                         .80% thereafter

Multi-Asset Portfolio                                    1.00% first $200 million
                                                         .875% next $300 million
                                                         .80% thereafter

Capital Appreciation Portfolio                           .75% first $50 million
                                                         .725% next $50 million
                                                         .70% thereafter

Growth and Income Portfolio                              .70% first $100 million
                                                         .65% next $150 million
                                                         .60% next $250 million
                                                         .575% thereafter

Foreign Securities Portfolio                             .90% first $100 million
                                                         .825% next $150 million
                                                         .75% next $250 million
                                                         .70% thereafter

Natural Resources Portfolio                              .75% net assets

                                   EXHIBIT B

      FORM OF AMENDED SUBADVISORY AGREEMENT BETWEEN SAAMCO AND WELLINGTON

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of -------------- by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and WELLINGTON MANAGEMENT COMPANY, LLP, a Massachusetts limited liability partnership (the "Subadviser").

                                  WITNESSETH:

    WHEREAS, the Adviser and Anchor Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with
(a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and
(b) applicable laws and regulations.

    The Subadviser represents and warrants to the Adviser that the portion of assets allocated to it of each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the variable annuity contracts issued by the separate account for which the Trust underlies (hereinafter the "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser represents and warrants (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

    4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

    5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    8. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

    9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from the Subadviser's conduct under this Agreement. Subadviser hereby indemnifies, defends and protects Adviser and holds Adviser harmless, from and against any and all liability arising out of Subadviser's disabling conduct.

    (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in
Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating series and shall comply with subsections (a) and (b) of
Section I of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of a Portfolio's assets not allocated to Subadviser.

    10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

    11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. Notwithstanding the foregoing, the Subadviser may terminate the Agreement upon 60 days written notice in the event of a breach of the Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

    14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

    17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

    Subadviser:      Wellington Management Company
                     75 State Street
                     Boston, MA 02109
                     Attention: Mary Ann Tynan
                              Senior Vice President and
                              Director of Regulatory Affairs

    Adviser:         SunAmerica Asset Management Corp.
                     The SunAmerica Center
                     733 Third Avenue, Third Floor
                     New York, NY 10017
                     Attention: Robert M. Zakem
                              Senior Vice President and
                              General Counsel

    with a copy to:  SunAmerica Inc.
                     1 SunAmerica Center
                     Century City
                     Los Angeles, CA 90067-6022
                     Attention: Mallary L. Reznik
                              Associate Counsel

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By: __________________________________
                                                 Name: Peter A. Harbeck

                                         TITLE: PRESIDENT

                                          WELLINGTON MANAGEMENT COMPANY

                                          By: __________________________________
                                                Name: Duncan M. McFarland

                                         TITLE: PRESIDENT AND CEO

                                   SCHEDULE A

                                                                         FEE RATE
                      PORTFOLIO                          (AS A % OF AVERAGE DAILY NET ASSET VALUE)
-----------------------------------------------------    -----------------------------------------
Money Market Portfolio                                   .075% first $500 million
                                                         .02% over $500 million

Government and Quality Bond Portfolio                    .225% first $50 million
                                                         .125% next $50 million
                                                         .10% over $100 million

Fixed Income Portfolio                                   .225% first $50 million
                                                         .125% next $50 million
                                                         .10% over $100 million

Growth Portfolio                                         .325% first $50 million
                                                         .225% next $100 million
                                                         .20% next $350 million
                                                         .15% over $500 million

High Yield Portfolio                                     .30% first $50 million
                                                         .225% next $100 million
                                                         .175% next $350 million
                                                         .15% over $500 million

Strategic Multi-Asset Portfolio                          .30% first $50 million
                                                         .20% next $100 million
                                                         .175% next $350 million
                                                         .15% over $500 million

Multi-Asset Portfolio                                    .25% first $50 million
                                                         .175% next $100 million
                                                         .15% over $150 million

Capital Appreciation Portfolio                           .375% first $50 million
                                                         .275% next $100 million
                                                         .250% thereafter

Growth and Income Portfolio                              .325% first $50 million
                                                         .225% next $100 million
                                                         .20% next $350 million
                                                         .15% over $500 million

Foreign Securities Portfolio                             .40% first $50 million
                                                         .275% next $100 million
                                                         .20% next $350 million
                                                         .15% over $500 million

Natural Resources Portfolio                              .35% first $50 million
                                                         .25% next $100 million
                                                         .20% next $350 million
                                                         .15% over $500 million

                                   EXHIBIT C
OTHER MUTUAL FUNDS ADVISED BY SAAMCO WITH A SIMILAR INVESTMENT OBJECTIVE TO THE
                                   PORTFOLIO

                                                NET ASSETS                  ANNUAL ADVISORY
                                              (IN MILLIONS)               FEE AS A PERCENTAGE
FUND                                        AS OF MAY 31, 2000               OF NET ASSETS
----                                        ------------------      -------------------------------
Style Select Series, Inc.
------------------------------------------
Aggressive Growth Portfolio                        $407.5           1.000% on first $750 million
                                                                    0.950% on next $750 million
                                                                    0.900% thereafter

SunAmerica Equity Funds
------------------------------------------
SunAmerica Growth Opportunities Fund               $214.2           0.750% on first $350 million
                                                                    0.700% on next $350 million
                                                                    0.650% thereafter

SunAmerica New Century Fund                        $323.5           0.750% on first $350 million
                                                                    0.700% on next $350 million
                                                                    0.650% thereafter

SunAmerica Series Trust*
------------------------------------------
Alliance Growth Portfolio                        $3,008.5           0.700% on first $50 million
                                                                    0.650% on next $100 million
                                                                    0.600% on next $150 million
                                                                    0.550% on next $200 million
                                                                    0.500% thereafter

Aggressive Growth Portfolio                        $519.0           0.750% on first $100 million
                                                                    0.675% on next $150 million
                                                                    0.625% on next $250 million
                                                                    0.600% thereafter

                                   EXHIBIT D
OTHER MUTUAL FUNDS ADVISED BY WELLINGTON WITH A SIMILAR INVESTMENT OBJECTIVE TO
                                 THE PORTFOLIO

                                             NET ASSETS
                                            (IN MILLIONS)                        ANNUAL
OTHER FUND                               AS OF MAY 31, 2000                     FEE RATE*
----------                               -------------------       -----------------------------------
First Investors Life                            $274.5             0.400% of the first $50 million
  Series Growth Fund (a)                                           0.275% of the next $100 million
                                                                   0.225% of the next $350 million
                                                                   0.200% over $500 million

Hartford Capital Appreciation HLS             $8,844.6             0.400% of the first $50 million
  Fund, Inc. (a)                                                   0.300% of the next $100 million
                                                                   0.250% of the next $350 million
                                                                   0.200% over $500 million

The Hartford Capital Appreciation             $2,097.4             0.400% of the first $50 million
  Fund                                                             0.300% of the next $100 million
                                                                   0.250% of the next $350 million
                                                                   0.200% over the $500 million
                                                                   0.175% over $1 billion

Global Asset Management Capital                 $107.2             0.90% of the first $25 million
  Appreciation Portfolio                                           0.80% over $25 million

Hartford Canada Funds                            $10.1             0.40% on the first U.S. $50 million
  The Hartford U.S. Capital                                        0.30% on the next U.S. $100 million
  Appreciation Fund (b)                                            0.250% on the next U.S. $350
                                                                   million
                                                                   0.20% over U.S. $500 million

*   Each fund may be subject to voluntary waivers from time to time.

(a) This fund serves as the underlying investment vehicle for a variable annuity contract or variable life insurance policy.

(b) The fees for this fund are subject to certain waivers during the first 6 months and/or until the fund's assets reach U.S. $10 million.


[PRELIMINARY COPY]
Anchor Series Trust
Capital Appreciation Portfolio
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

------------------------------------------------------------------------------------------------------------------------------
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

                    Vote on Proposal                               FOR              AGAINST            ABSTAIN

1.     To approve  or  disapprove with respect to the Capital      / /               / /                / /
Appreciation Portfolio (the "Portfolio"), (a) an amendment to the  investment  advisory  and  management  agreement between
Anchor Series Trust  and  SunAmerica  Asset  Management Corp.
("SAAMCo") in order to revise the breakpoints in the advisory fee  the  Portfolio  pays  to  SAAMCo and (b) an amendment to
the subadvisory  agreement  between  SAAMCo  and   Wellington
Management  Company,  LLP  ("Wellington")  in order to revise the  breakpoints  in  the  subadvisory  fee  SAAMCo  pays  to
Wellington; and

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

                                    PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT
HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL, PLEASE REFER TO THE PROXY
STATEMENT FOR A DISCUSSION OF THE PROPOSAL.               ---

 ----------------------------------------------             ----------------------------------
/                                   /         /            /                         /       /
----------------------------------------------             ----------------------------------
Signature (Please sign within box)     Date                  Signature (Joint Owners)  Date



ANCHOR NATIONAL LIFE INSURANCE COMPANY
--------------------------------------
PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN
THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS
MUST BE RECEIVED BY JULY 18, 2000 TO BE VOTED FOR THE MEETING TO BE HELD ON JULY 19, 2000.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A
SOLICITATION OF PROXIES BY THE TRUSTEES OF ANCHOR SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED
FOR THE CAPITAL APPRECIATION PORTFOLIO, IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF MAY 19, 2000.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of the Capital
Appreciation Portfolio attributable to his or her variable annuity contract at the Special Meeting of
Shareholders to be held at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733
Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Standard Time, July 19, 2000, and any
adjournments thereof, as indicated on the reverse side.

                                                          Dated:






FIRST SUNAMERICA LIFE INSURANCE COMPANY
---------------------------------------
PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN
THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS
MUST BE RECEIVED BY JULY 18, 2000 TO BE VOTED FOR THE MEETING TO BE HELD ON JULY 19, 2000.


THESE VOTING INSTRUCTIONS ARE SOLICITED BY FIRST SUNAMERICA LIFE INSURANCE COMPANY IN CONNECTION WITH A
SOLICITATION OF PROXIES BY THE TRUSTEES OF ANCHOR SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED
FOR THE CAPITAL APPRECIATION PORTFOLIO, IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF MAY 19, 2000.

The undersigned hereby instructs First SunAmerica Life Insurance Company to vote the shares of the
Capital Appreciation Portfolio attributable to his or her variable annuity contract at the Special
Meeting of Shareholders to be held at the offices of SunAmerica Asset Management Corp. The SunAmerica
Center, 733 Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Standard Time, July 19, 2000,
and any adjournments thereof, as indicated on the reverse side.


                                                          Dated:



PRESIDENTIAL LIFE INSURANCE COMPANY
-----------------------------------

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN
THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS
MUST BE RECEIVED BY JULY 18, 2000 TO BE VOTED FOR THE MEETING TO BE HELD ON JULY 19, 2000.


THESE VOTING INSTRUCTIONS ARE SOLICITED BY PRESIDENTIAL LIFE INSURANCE COMPANY IN CONNECTION WITH A
SOLICITATION OF PROXIES BY THE TRUSTEES OF ANCHOR SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED
FOR THE CAPITAL APPRECIATION PORTFOLIO, IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF MAY 19, 2000.

The undersigned hereby instructs Presidential Life Insurance Company to vote the shares of the Capital
Appreciation Portfolio attributable to his or her variable annuity contract at the Special Meeting of
Shareholders to be held at the offices of SunAmerica Asset Management Corp. The SunAmerica Center, 733
Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Standard Time, July 19, 2000, and any
adjournments thereof, as indicated on the reverse side.


                                                          Dated:



AIG LIFE INSURANCE COMPANY
--------------------------

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN
THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS
MUST BE RECEIVED BY JULY 18, 2000 TO BE VOTED FOR THE MEETING TO BE HELD ON JULY 19, 2000.


THESE VOTING INSTRUCTIONS ARE SOLICITED BY AIG LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION
OF PROXIES BY THE TRUSTEES OF ANCHOR SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE
CAPITAL APPRECIATION PORTFOLIO, IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF MAY 19, 2000.

The undersigned hereby instructs AIG Life Insurance Company to vote the shares of the Capital
Appreciation Portfolio attributable to his or her variable annuity contract at the Special Meeting of
Shareholders to be held at the offices of SunAmerica Asset Management Corp. The SunAmerica Center, 733
Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Standard Time, July 19, 2000, and any
adjournments thereof, as indicated on the reverse side.

                                                          Dated:





Phoenix Home Life Mutual Insurance Company
------------------------------------------
PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN
THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS
MUST BE RECEIVED BY JULY 18, 2000 TO BE VOTED FOR THE MEETING TO BE HELD ON JULY 19, 2000.


THESE VOTING INSTRUCTIONS ARE SOLICITED BY PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY IN CONNECTION WITH
A SOLICITATION OF PROXIES BY THE TRUSTEES OF ANCHOR SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED
FOR THE CAPITAL APPRECIATION PORTFOLIO, IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF MAY 19, 2000.

The undersigned hereby instructs Phoenix Home Life Mutual Insurance Company to vote the shares of the
Capital Appreciation Portfolio attributable to his or her variable annuity contract at the Special
Meeting of Shareholders to be held at the offices of SunAmerica Asset Management Corp. The SunAmerica
Center, 733 Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Standard Time, July 19, 2000,
and any adjournments thereof, as indicated on the reverse side.

                                                          Dated:


